Exhibit 24.2

LRC HOLDINGS GP LLC

POWER OF ATTORNEY

WHEREAS, LRC Holdings GP LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller (Principal Accounting Officer)

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LRC HOLDINGS LP LLC

POWER OF ATTORNEY

WHEREAS, LRC Holdings LP LLC, a Delaware limited liability company (the “Company”), through its sole member, Lyondell Chemical Company (“Lyondell”), of which the Company is a wholly owned subsidiary, intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Lyondell, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of Lyondell, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Dan F. Smith Dan F. Smith	President and Chief Executive Officer of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller of Lyondell Chemical Company

LRP HOLDINGS LP LLC

POWER OF ATTORNEY

WHEREAS, LRP Holdings LP LLC, a Delaware limited liability company (the “Company”), through its sole member, Lyondell Chemical Company (“Lyondell”), of which the Company is a wholly owned subsidiary, intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Lyondell, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of Lyondell, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Dan F. Smith Dan F. Smith	President and Chief Executive Officer of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller of Lyondell Chemical Company

LYONDELL CHEMICAL DELAWARE COMPANY

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Delaware Company., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President, Treasurer and Director (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL NEDERLAND, LTD

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Nederland, Ltd., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL PROPERTIES, L.P.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Properties, L.P., a Delaware limited partnership (the “Company”), through its general partner Lyondell Chemical Technology Management, Inc. (“General Partner”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President, Treasurer and Director (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) of Lyondell Chemical Technology Management, Inc.

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director of Lyondell Chemical Technology Management, Inc.

/s/ Eva Chu Eva Chu	Director of Lyondell Chemical Technology Management, Inc.

/s/ Charles L. Hall Charles L. Hall	Director of Lyondell Chemical Technology Management, Inc.

/s/ Gary L. Koehler Gary L. Koehler	Director of Lyondell Chemical Technology Management, Inc.

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 1 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 1 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 2 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 2 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 3 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 3 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 4 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 4 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 5 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 5 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 6 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 6 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 7 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 7 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY 8 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology 8 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Eva Chu Eva Chu	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY, L.P.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology, L.P., a Delaware limited partnership (the “Company”), though its general partner Lyondell Chemical Technology Management, Inc. (“General Partner”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President, Treasurer and Director (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) of Lyondell Chemical Technology Management, Inc.

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director of Lyondell Chemical Technology Management, Inc.

/s/ Eva Chu Eva Chu	Director of Lyondell Chemical Technology Management, Inc.

/s/ Charles L. Hall Charles L. Hall	Director of Lyondell Chemical Technology Management, Inc.

/s/ Gary L. Koehler Gary L. Koehler	Director of Lyondell Chemical Technology Management, Inc.

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHEMICAL TECHNOLOGY MANAGEMENT, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Chemical Technology Management, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President, Treasurer and Director (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Eva Chu Eva Chu	Director

/s/ Charles L. Hall Charles L. Hall	Director

/s/ Gary L. Koehler Gary L. Koehler	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL CHIMIE FRANCE CORPORATION

POWER OF ATTORNEY

WHEREAS, Lyondell Chimie France Corporation, a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL-CITGO REFINING LP

POWER OF ATTORNEY

WHEREAS, Lyondell-Citgo Refining LP, a Delaware limited partnership (the “Partnership”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Partnership, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Partnership, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 1st day of August, 2006.

Signature	Title

/s/ William F. Thompson William F. Thompson	Vice President and General Manager (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

/s/ Morris Gelb Morris Gelb	Partnership Governance Committee Member

/s/ T. Kevin DeNicola T. Kevin DeNicola	Partnership Governance Committee Member

/s/ W. Norman Phillips, Jr. W. Norman Phillips, Jr.	Partnership Governance Committee Member

/s/ Kerry Galvin Kerry Galvin	Senior Vice President and General Counsel (of Lyondell Chemical Company)

LYONDELL FRANCE, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell France, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL HOUSTON REFINERY A INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Houston Refinery A Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 1st day of August, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL HOUSTON REFINERY INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Houston Refinery Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 1st day of August, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL LP3 GP, LLC

POWER OF ATTORNEY

WHEREAS, Lyondell LP3 GP, LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL LP3 PARTNERS, LP

POWER OF ATTORNEY

WHEREAS, Lyondell LP3 Partners, LP, a Delaware limited partnership (the “Partnership”), acting through its general partner, Lyondell LP3 GP, LLC (the “Company”), a Delaware limited liability company, both of which are wholly owned subsidiaries of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) Lyondell LP3 GP, LLC

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL LP4 INC.

POWER OF ATTORNEY

WHEREAS, Lyondell LP4 Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL (PELICAN) PETROCHEMICAL L.P.1, INC.

POWER OF ATTORNEY

WHEREAS, Lyondell (Pelican) Petrochemical L.P.1, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL PETROCHEMICAL L.P. INC.

POWER OF ATTORNEY

WHEREAS, Lyondell Petrochemical L.P. Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL REFINING COMPANY LP

POWER OF ATTORNEY

WHEREAS, Lyondell Refining Company LP, a Delaware limited partnership (the “Partnership”), through its general partner LRC Holdings GP LLC (the “Company”), both of which are wholly owned subsidiaries of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer) LRC Holdings GP LLC

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer) LRC Holdings GP LLC

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller (Principal Accounting Officer) LRC Holdings GP LLC

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL REFINING GP, LLC

POWER OF ATTORNEY

WHEREAS, Lyondell Refining GP, LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer)

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL REFINING LP, LLC

POWER OF ATTORNEY

WHEREAS, Lyondell Refining LP, LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller (Principal Accounting Officer)

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

LYONDELL REFINING PARTNERS, LP

POWER OF ATTORNEY

WHEREAS, Lyondell Refining Partners, LP, a Delaware limited partnership (the “Partnership”), through its general partner Lyondell Refining GP, LLC (the “Company”), both of which are wholly owned subsidiaries of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer) (Principal Financial Officer and Principal Accounting Officer) Lyondell Refining GP, LLC

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

POSM DELAWARE, INC.

POWER OF ATTORNEY

WHEREAS, POSM Delaware, Inc., a Delaware corporation (the “Company”), a wholly owned subsidiary of Lyondell Chemical Company (“Lyondell”), intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Company or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller and Director (Principal Accounting Officer)

/s/ Karen A. Twitchell Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)

/s/ Kevin R. Cadenhead Kevin R. Cadenhead	Director

/s/ Francis P. McGrail Francis P. McGrail	Director

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

POSM II PROPERTIES PARTNERSHIP, L.P.

POWER OF ATTORNEY

WHEREAS, POSM II Properties Partnership, L.P., a Delaware limited partnership (the “Partnership”), through its general partner Lyondell Chemical Company (“Lyondell”), of which the Partnership is a wholly owned subsidiary, intends to file with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective (and including any registration statement for the same offering filed pursuant to Rule 462 under the Act), in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with potential future issuances of securities registered thereby by Lyondell, the Partnership or their affiliate co-registrants.

NOW, THEREFORE, each of the undersigned, in his or her capacity as an officer of Lyondell, acting for and on behalf of the Partnership as its general partner, does hereby appoint Kerry A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as an officer of Lyondell, acting for and on behalf of the Partnership, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, each of the undersigned has executed this instrument on this 6th day of September, 2006.

Signature	Title

/s/ Dan F. Smith Dan F. Smith	President and Chief Executive Officer of Lyondell Chemical Company

/s/ T. Kevin DeNicola T. Kevin DeNicola	Senior Vice President and Chief Financial Officer of Lyondell Chemical Company

/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel of Lyondell Chemical Company

/s/ Charles L. Hall Charles L. Hall	Vice President and Controller of Lyondell Chemical Company